UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KNDI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2020, Kandi Technologies Group, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers (the “Buyers”) pursuant to which the Company will sell to the Buyers, in a registered direct offering, an aggregate of 8,849,560 units (the “Units”), each consisting of one share (the “Shares”) of our common stock, par value $0.001 per share (“Common Stock”) and a warrant to purchase 0.4 share of our Common Stock (the “Warrants”), at a purchase price of $11.30 per share, for aggregate gross proceeds to the Company of $100,000,028.00, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. At the closing, the Company shall issue Units consisting of an aggregate of 8,849,560 shares of our Common Stock and Warrants initially exercisable into an aggregate of up to 3,539,825 shares of our Common Stock.

The Warrants have a term of 30 months and are exercisable by the holders at any time after the date of issuance at an exercise price of $14.50 per share. The exercise price and the number of shares issuable upon exercise of the Warrants are subject to an adjustment upon the occurrence of certain events, including, but not limited to, stock splits or dividends, business combinations, sale of assets, similar recapitalization transactions, or other similar transactions. The exercise price of the Warrants is subject to adjustment in the event that the Company issues or is deemed to issue shares of our Common Stock for less $10.08, or the average closing price of the five trading days prior to the date of the Purchase Agreement (the “Minimum Price”). The exercisability of the Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.99% or 9.99% of our Common Stock, which percentage shall be elected by the holder on or prior to the issuance date.

Pursuant to the terms of the Purchase Agreement, the Company and the Buyers have agreed that: (i) subject to certain exceptions, the Company will not, within the sixty (60) calendar days following the closing of this offering enter into any agreement to issue or announce the issuance or disposition or proposed issuance or disposition of any securities (each, a “Subsequent Placement”); (ii) for a period of 12 months, the Company will not enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) within the six (6) months following the closing of this offering, the Company shall not effect any Subsequent Placement unless the Buyers are offered a participation right, subject to certain terms and conditions as set forth in the Purchase Agreement, to subscribe, on a pro rata basis, up to 20% of the securities offered in the Subsequent Placement. Furtheremore, without the shareholders’ approval, the exercise price of the Warrants shall not be adjusted to be lower than the Minimum Price, or $10.08 and the Company is prohibited from issuing any shares at a price lower than $10.08 except for the Excluded Securities, as such term is defined in the Warrants, during the term of the Warrants.

FT Global Capital, Inc. (“FT Global Capital”) acted as the exclusive placement agent in connection with this offering pursuant to the terms of a placement agent agreement, dated November 19, 2020, between the Company and FT Global Capital (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, the Company agreed to pay FT Global Capital a cash fee equal to four point eight percent (4.8%) of the aggregate proceeds received by the Company from the sale of its securities to the investors introduced to the Company by FT Global Capital. FT Global Capital is also entitled to additional tail compensation for any financings consummated within the 18-month period following the termination of the Placement Agent Agreement to the extent that such financing is provided to the Company by investors that FT Global Capita had introduced to the Company. In addition to the cash fees, the Company agreed to issue to the Placement Agent warrants to purchase an aggregate of up to three percent (3%) of the aggregate number of shares of our Common Stock sold in the offering (the “Placement Agent Warrants”). The Placement Agent Warrants shall generally be on the same terms and conditions as the Warrants, exercisable at a price of $14.50 per share, provided that Placement Agent Warrants will not provide for certain anti-dilution protections included in the Warrants.

The Shares, the Warrants, the Placement Agent Warrants and our Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on October 21, 2020 and was declared effective on October 29, 2020 (File No. 333-249585).

The foregoing description of the Purchase Agreement, the Placement Agent Agreement, the form of Warrant and form of the Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and are incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 8.01 Other Events

On November 20, 2020, the Company issued a press release announcing the offering, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
4.1	Form of the Investor Warrant
4.2	Form of the Placement Agent Warrant
5.1	Opinion of Pryor Cashman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agent Agreement
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1)
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: November 20, 2020	By:	/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer

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